SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  June 7, 2006
                                                        --------------


                           GREENMAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 1-13776              71-0724248
 ----------------------------     -----------          -------------
 (State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)


                                 7 Kimball Lane
                                   Building A
                               Lynnfield, MA 01940
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 224-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule
           or Standard; Transfer of Listing

On June 7, 2006, the Registrant received a notice from the American Stock Exchange (the "Exchange") stating that the Exchange's Listing Qualifications Panel (the "Panel") has affirmed the Exchange's Listing Qualification Department's recommendation to delist the Registrant's common stock. Accordingly, the Exchange intends to suspend trading in the Registrant's common stock after the close of trading on June 14, 2006 and will proceed with filing an application with the Securities and Exchange Commission to strike the Registrant's common stock from listing on the Exchange.

The Panel affirmed that the Registrant is not in compliance with the Exchange's requirements for continued listing set forth in Section 1003(a)(ii) of the Exchange's Company Guide, which requires a company to maintain stockholders' equity in excess of $4,000,000 if it has sustained losses from continuing operations and/or net losses in three out of its four most recent fiscal years. The Panel indicated that it does not believe that the steps outlined in the Registrant's plan to bring itself into compliance with Section 1003(a)(ii), submitted to the Exchange on March 14, 2006, will enable the Registrant to regain compliance within the required timeframe.

The Registrant has determined not to make any further appeal of the Panel's decision, and will attempt to ensure that its common stock is quoted and eligible for trading on the Over-The-Counter Bulletin Board (the "OTCBB") on or before June 15, 2006 or as soon as practicable thereafter. No assurance can be given, however, that the common stock will be quoted on the OTCBB by such date, or at all. Even if the common stock is quote on the OTCBB, the Registrant expects that delisting the common stock from the Exchange is will substantially limit investors' liquidity in the common stock and impair the Registrant's ability to raise capital.

On June 8, 2006, the Registrant issued a press release to announce the receipt of the notice from the Exchange.


Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

         Exhibit 99.1         Press release of the Registrant dated June 8, 2006


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENMAN TECHNOLOGIES, INC.
                                           (Registrant)


                                    By: /s/ Charles E. Coppa
                                        ----------------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date:  June 13, 2006